UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                       June 18, 2010

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Walnut Ridge Drive
Hartland, Wisconsin	53029
(Address of Principal Executive Offices)	(ZIP Code)

(262) 367-0700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

This Form 8-K is being filed in order to update the financial information related to AMICAS, Inc. through March 31, 2010.  It is also being filed in order to update the pro forma financial information reflecting the acquisition of AMICAS, Inc. by Merge Healthcare Incorporated on April 28, 2010.

Item 9.01(d)  .Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Unaudited Financial Statements of AMICAS, Inc. as of and for the periods ended March 31, 2010 and 2009.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

June 18, 2010	/s/ Steven M. Oreskovich
By: Steven M. Oreskovich
Title: Chief Financial Officer